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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-29837 and 333-70793.



                                             /s/ ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
    April 12, 1999